As filed with the Securities and Exchange Commission on June 2, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2016

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2016	3

Chairman’s Letter	(Unaudited) March 31, 2016

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 6-month period ended March 31, 2016. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

May 1, 2016

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2016

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2016, the Barclays U.S. MBS Index returned 1.87% with its duration shortening from 4.20 to 3.06 years. During this period, 10-year U.S. Treasury (UST) yields declined by about 0.27%. Not surprisingly, lower coupon MBS passthroughs, which typically have a longer duration profile relative to higher coupon securities outperformed the 10-year during this declining interest rate environment across both conventional (Fannie Mae and Freddie Mac) and Ginnie Mae collateral. Current coupon spreads against 10-year UST yields widened to their local highs during this time as the market grew more concerned about the timing of when the Fed will stop the reinvestment of their MBS paydowns; however, recent guidance on the tightening path by the Fed for their policies going forward has helped reestablish confidence that mortgage paydowns will likely continue to be reinvested for this year. Aggregate prepayment speeds did increase over the 6-month period, consistent with seasonal trends in the housing market as well as a lower 30-year mortgage rate, but they remain within their historic range seen for the past two years. Total gross issuance volumes also increased over the period, from lower volumes seen at the end of 2015 to a pick up in March as more homeowners took advantage of a lower mortgage rate.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency MBS have experienced relatively low price volatility over the last few years, but that changed in the fall of 2015. As macroeconomic risk increased globally in the fall, all risk asset classes dropped in price; however, given this context, non-Agency MBS experienced less volatility than other structured products. By the end of the first quarter of 2016, non-Agency MBS prices have returned to the levels seen at the beginning of 2016. Given current trends, we believe that non-Agency MBS should get back to the high in prices we saw in the summer of 2015. Approximately $43 billion of non-Agency MBS have been put out on bid lists and about $31 billion has traded for the period. Apart from the “risk off” environments of August and September 2015, and January and February 2016, respectively, trading volume has been robust. Over the 6-month period, prepayments and defaults have marginally slowed down and loss severities have remained flat. Mortgage interest rates did not change substantially over the period, which has kept prepayments contained. In addition, positive house price appreciation has helped improve defaults and severities.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 6-month period ended March 31, 2016, CMBS spreads widened consistently before rallying from multi-year wide spreads. During the period, the Barclays U.S. CMBS Index returned 2.32%, underperforming the broader Barclays U.S. Aggregate Bond Index by 0.12%. For the reporting period, 10-year AAA last cash flows (LCFs) widened 0.48% to 1.73% over swaps before eventually tightening, resulting in a 0.04% widening over the period to 1.29% over swaps. BBB- bonds also widened 4.00% to 9.25% over swaps before tightening to 6.00% by period-end, a 0.75% widening. Total private label issuance during the first quarter of 2016 was 21 deals totaling $17.1 billion, projecting annual 2016 issuance of $68.3 billion. Compared to the first quarter of 2015, first quarter 2016 issuance was 34.15% lower. The CMBS delinquency rate, which plunged in January and February, inched higher in March. At the end of the reporting period, the delinquency rate was 4.22%, down 1.06% over the 6-month period and 1.36% lower year-over-year. Delinquency rates decreased across all five major property types, with multifamily loans as the best performing major property type.

•	Collateralized Loan Obligations (CLOs)

The 6-month period ended March 31, 2016 displayed some of the lowest monthly issuance of CLOs in the last four years. Issuance for the period totaled $26.70 billion across 57 deals. The first quarter of 2016 was 25% of the entire 6-month period’s issuance. The lackluster amount of issuance during the first quarter of 2016 forced analysts to cut their expected CLO issuance in half to $35-45 billion in total issuance for 2016. The period faced considerable headwinds due to the volatility in the broader market and the new Risk Retention regulatory deadline quickly approaching. The price of oil descended from October through January with a slight recovery at the end of January and reached a bottom in February. These lower oil prices drove CLO prices lower, especially CLOs with higher exposure to the Oil sector.

Semi-Annual Report	March 31, 2016	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2016

The DoubleLine Opportunistic Credit Fund’s underlying portfolio underperformed the Barclays U.S. Aggregate Bond Index return of 2.44% over the 6-month period ended March 31, 2016 on a net asset value basis. During this period, UST yields declined at the longer end of the curve with 10-year yields decreasing by about 0.27%; as a result, longer duration sectors such as Agency MBS, benefited from HPA. Within Agency Residential MBS (RMBS), inverse floating-rate and inverse interest-only securities contributed the most to total return, attributed mainly to high coupon returns, as LIBOR has remained relatively low. In contrast, non-Agency MBS faced weakening valuations across the credit quality spectrum as the credit markets in general have been mired by a weak commodities space and concerns over slowing global growth. Despite this, strong interest carry from the sector has helped mitigate some of these declines as fundamentals continue to be strong within the legacy RMBS space. Other credit sectors, such as CMBS and CLOs, detracted from performance as they suffered from widening spreads.

6-Month Period Ended 3-31-16	6-Months (Not Annualized)
Net Asset Value (NAV) Return	1.97%
Market Price Return	13.84%
Barclays U.S. Aggregate Bond Index	2.44%

For additional performance information, please refer to the “Fund’s Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2016 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doubleline.com/opp-credit-fund-overview.php or by calling the Funds’ shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doubleline.com/opp-credit-fund-overview.php.

6	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2016

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Semi-Annual Report	March 31, 2016	7

Standardized Performance Summary	(Unaudited) March 31, 2016

DBL
Opportunistic Credit Fund Returns as of March 31, 2016	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (1-27-12 to 3-31-16)
Total Return based on NAV	1.97%	5.55%	8.02%	9.30%
Total Return based on Market Price	13.84%	18.87%	10.16%	11.70%
Barclays U.S. Aggregate Bond Index	2.44%	1.96%	2.50%	2.67%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

8	DoubleLine Opportunistic Credit Fund

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.0%

	Citi Held For Asset Issuance,
2,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	1,895,794

	SoFi Professional Loan Program,
4,146,860	Series 2013-1R	15.00%	#^¥@	12/17/2043	1,452,260

	Total Asset Backed Obligations (Cost $5,880,034)				3,348,054

COLLATERALIZED LOAN OBLIGATIONS 2.9%

	Apidos Ltd.,
1,000,000	Series 2014-19A-D	4.37%	#^	10/17/2026	886,261

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	0.00%	#^@	04/17/2026	453,767

	Babson Ltd.,
500,000	Series 2014-3A-D2	4.83%	#^	01/15/2026	446,643
750,000	Series 2014-3A-E2	7.12%	#^	01/15/2026	553,615

	BlueMountain Ltd.,
1,000,000	Series 2012-2A-C	3.37%	#^	11/20/2024	992,045

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-D	3.67%	#^	04/17/2025	812,299

	Cent Ltd.,
500,000	Series 2014-22A-C	4.37%	#^	11/07/2026	415,338

	Finn Square Ltd.,
250,000	Series 2012-1A-C	4.23%	#^	12/24/2023	230,499

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.82%	#^	04/17/2022	1,938,461

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D	4.27%	#^	10/22/2025	407,956

	LCM LP,
1,500,000	Series 11A-INC	5.16%	#^@	04/19/2022	665,178

	Nautique Funding Ltd.,
500,000	Series 2006-1A-C	2.32%	#^	04/15/2020	465,518

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	4.27%	#^	11/14/2026	441,119

	Octagon Investment Partners Ltd.,
1,000,000	Series 2014-1A-D	7.22%	#^	11/14/2026	831,651

	Thacher Park Ltd.,
500,000	Series 2014-1A-D1	4.15%	#^	10/20/2026	439,337

	Total Collateralized Loan Obligations (Cost $12,211,992)				9,979,687

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 6.5%

	Bear Stearns Commercial Mortgage Securities, Inc.,
450,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	443,295

	Citigroup Commercial Mortgage Trust,
600,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	461,125
4,960,091	Series 2015-GC27-XA	1.44%	# I/O	02/10/2048	458,688
528,000	Series 2016-GC36-D	2.85%	^	02/10/2049	339,621

	Commercial Mortgage Pass-Through Certificates,
500,000	Series 2014-KYO-F	3.94%	#^	06/11/2027	495,639
1,127,250	Series 2014-UBS4-E	3.75%	^	08/10/2047	734,295
1,288,300	Series 2014-UBS4-F	3.75%	^	08/10/2047	659,590
2,415,590	Series 2014-UBS4-G	3.75%	^¥	08/10/2047	677,042
5,000	Series 2014-UBS4-V	0.00%	#^¥	08/10/2047	—
566,000	Series 2015-CR26-C	4.50%	#	10/10/2048	514,413
543,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	412,091
550,000	Series 2015-LC19-D	2.87%	^	02/10/2048	385,995
1,500,000	Series 2015-LC23-E	3.65%	#^	10/10/2053	1,016,241
549,000	Series 2016-CR28-E	4.15%	#^	02/10/2049	400,403

	GS Mortgage Securities Corporation,
500,000	Series 2014-GC26-C	4.51%	#	11/10/2047	486,744
650,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	505,608
543,000	Series 2015-GC28-D	4.33%	#^	02/10/2048	399,723

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation,
32,242,173	Series 2012-CBX-XA	1.70%	#I/O	06/15/2045	2,022,110

	JPMBB Commercial Mortgage Securities Trust,
3,488,650	Series 2014-C19-E	4.00%	#^	04/15/2047	2,464,759
1,938,200	Series 2014-C19-F	3.75%	#^	04/15/2047	1,031,235
6,202,105	Series 2014-C19-NR	3.75%	#^¥	04/15/2047	1,742,519
5,495,800	Series 2014-C26-XA	1.18%	# I/O	01/15/2048	348,195
500,000	Series 2015-C27-D	3.84%	# ^	02/15/2048	360,362
775,000	Series 2015-C32-C	4.67%	#	11/15/2048	697,052
16,358,000	Series 2015-C32-XD	0.50%	#^ I/O	11/15/2048	542,188

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C15-D	4.90%	#^	04/15/2047	413,176
500,000	Series 2014-C19-C	4.00%		12/15/2047	446,993
1,050,000	Series 2015-C26-D	3.06%	^	10/15/2048	695,784
804,000	Series 2015-C27-D	3.24%	#^	12/15/2047	529,973

	Morgan Stanley Capital, Inc.,
525,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	469,591

	Wachovia Bank Commercial Mortgage Trust,
500,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	492,216
554,000	Series 2007-C33-AJ	5.95%	#	02/15/2051	546,832

	Wells Fargo Commercial Mortgage Trust,
467,000	Series 2012-LC5-E	4.78%	#^	10/15/2045	410,521
747,000	Series 2015-NXS4-D	3.60%	#	12/15/2048	548,914

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $24,688,228)				22,152,933

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 42.4%

	Adjustable Rate Mortgage Trust,
3,129,004	Series 2006-1-2A1	3.17%	#	03/25/2036	2,273,001

	Banc of America Alternative Loan Trust,
1,754,306	Series 2005-8-2CB1	6.00%		09/25/2035	1,629,492

	Banc of America Funding Corporation,
2,259,820	Series 2006-A-4A1	2.83%	#	02/20/2036	1,871,460

	BCAP LLC Trust,
5,269,567	Series 2010-RR6-2216	3.91%	#^	06/26/2036	4,303,648
1,772,403	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	1,632,860

	Chase Mortgage Finance Trust,
3,055,952	Series 2007-S1-A7	6.00%		02/25/2037	2,534,866
2,869,861	Series 2007-S3-1A5	6.00%		05/25/2037	2,332,952

	ChaseFlex Trust,
3,415,771	Series 2007-1-1A1	6.50%		02/25/2037	2,345,685

	Citicorp Mortgage Securities, Inc.,
1,875,000	Series 2006-2-1A14	5.50%		04/25/2036	1,841,378

	Citigroup Mortgage Loan Trust, Inc.,
1,000,911	Series 2006-8-A4	18.47%	#^ I/F	10/25/2035	1,280,162
4,041,027	Series 2010-9-3A7	9.83%	^	01/25/2036	3,740,919
5,860,374	Series 2010-9-4A3	8.70%	#^	09/25/2035	5,732,356

	CitiMortgage Alternative Loan Trust,
4,196,303	Series 2007-A4-IA6	5.75%		04/25/2037	3,562,080
3,272,961	Series 2007-A6-IA16	6.00%		06/25/2037	2,824,694

	Countrywide Alternative Loan Trust,
2,188,953	Series 2005-85CB-2A5	1.53%	#	02/25/2036	1,738,944
462,272	Series 2005-85CB-2A6	20.05%	# I/F	02/25/2036	689,073

	Credit Suisse First Boston Mortgage Securities Corporation,
3,906,386	Series 2005-11-7A1	6.00%		12/25/2035	3,272,830

	Credit Suisse Mortgage Capital Certificates,
4,662,405	Series 2006-5-3A3	6.50%		06/25/2036	2,534,059
1,406,502	Series 2006-9-2A1	5.50%		11/25/2036	1,303,799
1,231,684	Series 2006-9-6A14	6.00%		11/25/2036	1,170,939

	First Horizon Asset Securities, Inc.,
1,919,452	Series 2007-AR3-2A2	2.61%	#	11/25/2037	1,693,368

	GSAA Home Equity Trust,
3,694,668	Series 2007-8-A2	0.78%	#	08/25/2037	3,296,996

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	9

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	IndyMac Mortgage Loan Trust,
1,495,173	Series 2005-AR1-2A1	3.08%	#	11/25/2035	1,364,516
2,896,861	Series 2005-AR23-6A1	2.83%	#	11/25/2035	2,342,544

	JP Morgan Alternative Loan Trust,
1,374,777	Series 2006-S1-2A5	5.50%		02/25/2021	1,336,945

	JP Morgan Resecuritization Trust,
4,995,614	Series 2011-1-1A10	6.26%	#^	12/26/2036	4,585,680

	JP Morgan Resecuritization Trust,
5,340,444	Series 2011-1-2A10	6.00%	#^	06/26/2037	4,661,241

	Lehman Mortgage Trust,
2,811,758	Series 2007-10-1A1	6.00%		01/25/2038	2,786,720
2,708,844	Series 2007-4-1A3	5.75%		05/25/2037	2,137,102

	Lehman XS Trust,
1,564,087	Series 2005-2-1A2	1.13%	#	08/25/2035	1,477,287

	MASTR Asset Securitization Trust,
1,589,572	Series 2007-2-A3	6.25%		01/25/2038	1,447,523

	Nomura Resecuritization Trust,
4,362,545	Series 2010-2RA-A2	5.50%	^	01/26/2036	4,132,897

	RBSGC Structured Trust,
2,467,106	Series 2008-B-A1	6.00%	^	06/25/2037	2,209,837

	Residential Accredit Loans, Inc.,
2,377,936	Series 2005-AS14-3A1	6.00%		09/25/2035	2,152,214
3,730,389	Series 2005-QS13-2A3	5.75%		09/25/2035	3,339,187
2,697,033	Series 2006-QS10-A1	6.00%		08/25/2036	2,186,184
3,133,963	Series 2006-QS6-1A5	5.75%		06/25/2036	2,519,633
5,532,260	Series 2006-QS7-A3	6.00%		06/25/2036	4,537,600
1,438,988	Series 2007-QS1-1A1	6.00%		01/25/2037	1,194,367
5,824,618	Series 2007-QS3-A1	6.50%		02/25/2037	4,730,417
2,456,644	Series 2007-QS6-A1	0.76%	#	04/25/2037	1,516,924
2,600,827	Series 2007-QS6-A102	5.75%		04/25/2037	2,116,481
559,636	Series 2007-QS6-A2	51.98%	# I/F	04/25/2037	1,377,897

	Residential Asset Securitization Trust,
2,041,759	Series 2006-A6-1A12	6.67%	# I/F I/O	07/25/2036	790,166
2,018,812	Series 2006-A6-1A9	6.00%		07/25/2036	1,054,177
5,278,955	Series 2007-A2-1A2	6.00%		04/25/2037	4,432,733
2,975,589	Series 2007-A7-A1	6.00%		07/25/2037	2,070,834
1,482,039	Series 2007-A8-1A3	6.00%		08/25/2037	1,242,404

	Residential Funding Mortgage Securities Trust,
2,974,540	Series 2006-S5-A9	6.00%		06/25/2036	2,713,012
1,728,693	Series 2007-S2-A4	6.00%		02/25/2037	1,575,036
2,021,859	Series 2007-S6-1A10	6.00%		06/25/2037	1,777,601

	Springleaf Mortgage Loan Trust,
5,000,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	5,021,797

	Structured Adjustable Rate Mortgage Loan Trust,
2,491,553	Series 2006-1-2A2	2.70%	#	02/25/2036	2,180,731

	Structured Asset Securities Corporation,
6,541,000	Series 2005-11H-A3	5.50%		06/25/2035	6,276,138

	Washington Mutual Mortgage Pass-Through Certificates,
5,417,269	Series 2006-8-A4	4.66%	#	10/25/2036	3,229,037

	Wells Fargo Alternative Loan Trust,
4,833,414	Series 2007-PA3-2A1	6.00%		07/25/2037	4,507,155

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $139,761,121)				144,629,578

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 58.3%

	Federal Home Loan Mortgage Corporation,
1,282,788	Series 3211-SI	25.83%	# I/F I/O	09/15/2036	1,146,741
2,546,175	Series 3236-ES	6.26%	# I/F I/O	11/15/2036	478,156
1,685,805	Series 3256-S	6.25%	# I/F I/O	12/15/2036	360,328
1,331,028	Series 3292-SD	5.66%	# I/F I/O	03/15/2037	192,169
11,272,412	Series 3297-BI	6.32%	# I/F I/O	04/15/2037	2,321,411
8,028,690	Series 3311-BI	6.32%	# I/F I/O	05/15/2037	1,491,686
7,919,073	Series 3311-IA	5.97%	# I/F I/O	05/15/2037	1,609,586
2,210,968	Series 3314-SH	5.96%	# I/F I /O	11/15/2036	331,749
434,518	Series 3317-DS	13.91%	# I/F ‡	05/15/2037	587,387

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
2,034,161	Series 3330-KS	6.11%	# I/F I/O	06/15/2037	298,084
652,828	Series 3339-AI	6.11%	# I/F I/O	07/15/2037	92,301
5,349,722	Series 3339-TI	5.70%	# I/F I/O	07/15/2037	1,084,186
3,355,424	Series 3374-SD	6.01%	# I/F I/O	10/15/2037	584,941
1,481,793	Series 3382-SU	5.86%	# I/F I/O	11/15/2037	193,176
9,084,452	Series 3404-SA	5.56%	# I/F I/O	01/15/2038	1,618,794
1,228,335	Series 3423-GS	5.21%	# I/F I/O	03/15/2038	146,843
8,227,783	Series 3435-S	5.54%	# I/F I/O	04/15/2038	1,396,913
1,460,419	Series 3508-PS	6.21%	# I/F I/O	02/15/2039	240,478
2,518,042	Series 3725-CS	5.56%	# I/F I/O	05/15/2040	366,159
6,380,065	Series 3728-SV	4.01%	# I/F I/O	09/15/2040	678,915
19,968,960	Series 3736-SN	5.61%	# I/F I/O	10/15/2040	3,800,640
7,560,407	Series 3753-SB	5.56%	# I/F I/O	11/15/2040	1,486,176
8,875,819	Series 3780-SM	6.06%	# I/F I/O	12/15/2040	1,787,476
3,341,261	Series 3815-ST	5.41%	# I/F I/O	02/15/2041	540,251
1,174,966	Series 3905-SC	20.56%	# I/F	08/15/2041	2,182,673
2,776,407	Series 3924-SJ	5.56%	# I/F I/O	09/15/2041	424,889
13,597,303	Series 3960-ES	5.51%	# I/F I/O	11/15/2041	2,138,232
7,405,843	Series 3997-LZ	3.50%	‡	02/15/2042	7,721,798
5,867,076	Series 4064-SA	5.56%	# I/F I/O	06/15/2042	1,268,283
4,128,504	Series 4155-GS	4.93%	# I/F	01/15/2033	4,152,910
16,173,136	Series 4217-CS	4.76%	# I/F	06/15/2043	15,021,125
4,761,929	Series 4225-BS	10.70%	# I/F	12/15/2040	5,308,210
7,947,975	Series 4291-MS	5.46%	# I/F I/O	01/15/2054	1,387,134
16,198,840	Series 4302-GS	5.71%	# I/F I/O	02/15/2044	3,304,733
1,522,331	Series 4370-CS	7.83%	# I/F	09/15/2041	1,601,199

	Federal National Mortgage Association,
772,561	Series 2005-104-SI	6.27%	# I/F I/O	12/25/2033	29,646
486,961	Series 2005-72-WS	6.32%	# I/F I/O	08/25/2035	82,444
4,844,786	Series 2005-90-SP	6.32%	# I/F I/O	09/25/2035	789,368
2,339,084	Series 2006-117-SQ	6.12%	# I/F I/O	12/25/2036	351,266
1,403,495	Series 2006-119-HS	6.22%	# I/F I/O	12/25/2036	218,337
11,287,445	Series 2006-123-CI	6.31%	# I/F I/O	01/25/2037	2,478,038
4,783,720	Series 2006-60-YI	6.14%	# I/F I/O	07/25/2036	966,829
5,435,527	Series 2007-15-BI	6.27%	# I/F I/O	03/25/2037	1,068,148
2,218,780	Series 2007-20-S	6.31%	# I/F I/O	03/25/2037	381,074
1,294,695	Series 2007-21-SD	6.05%	# I/F I/O	03/25/2037	201,334
2,269,873	Series 2007-30-IE	6.31%	# I/F I/O	04/25/2037	538,724
6,261,254	Series 2007-32-SA	5.67%	# I/F I/O	04/25/2037	1,127,961
2,863,087	Series 2007-40-SA	5.67%	# I/F I/O	05/25/2037	440,468
1,278,495	Series 2007-48-SE	5.67%	# I/F I/O	05/25/2037	181,890
1,696,235	Series 2007-64-LI	6.13%	# I/F I/O	07/25/2037	253,135
1,267,403	Series 2007-68-SA	6.22%	# I/F I/O	07/25/2037	194,737
13,221,933	Series 2007-75-PI	6.11%	# I/F I/O	08/25/2037	2,766,664
8,066,902	Series 2008-33-SA	5.57%	# I/F I/O	04/25/2038	1,472,114
6,187,335	Series 2008-42-SC	5.47%	# I/F I/O	05/25/2038	1,097,715
1,405,967	Series 2008-5-GS	5.82%	# I/F I/O	02/25/2038	227,629
4,398,161	Series 2008-62-SD	5.62%	# I/F I/O	07/25/2038	700,708
3,552,510	Series 2008-68-SB	5.67%	# I/F I/O	08/25/2038	595,471
1,316,399	Series 2009-111-SE	5.82%	# I/F I/O	01/25/2040	172,771
2,508,636	Series 2009-12-CI	6.17%	# I/F I/O	03/25/2036	555,798
1,431,385	Series 2009-26-SM	5.92%	# I/F I/O	08/25/2038	93,973
1,422,879	Series 2009-47-SA	5.67%	# I/F I/O	07/25/2039	179,842
991,449	Series 2009-48-WS	5.52%	# I/F I/O	07/25/2039	113,473
620,969	Series 2009-67-SA	4.72%	# I/F I/O	07/25/2037	62,174
1,748,568	Series 2009-87-SA	5.57%	# I/F I/O	11/25/2049	280,530
2,653,667	Series 2009-91-SD	5.72%	# I/F I/O	11/25/2039	427,570
332,945	Series 2010-109-BS	50.18%	# I/F ‡	10/25/2040	1,443,145
976,743	Series 2010-115-SD	6.17%	# I/F I/O	11/25/2039	177,996
1,934,303	Series 2010-11-SC	4.37%	# I/F I/O	02/25/2040	243,990
5,424,285	Series 2010-134-SE	6.22%	# I/F I/O	12/25/2025	754,683
13,356,217	Series 2010-142-SC	6.17%	# I/F I/O	12/25/2040	2,880,545
5,600,522	Series 2010-150-MS	6.10%	# I/F I/O	01/25/2041	1,051,803
2,719,210	Series 2010-15-SL	4.52%	# I/F I/O	03/25/2040	312,234
1,133,690	Series 2010-19-SA	4.97%	# I/F I/O	03/25/2050	149,887
2,452,290	Series 2010-31-SB	4.57%	# I/F I/O	04/25/2040	298,768
3,694,017	Series 2010-39-SL	5.24%	# I/F I/O	05/25/2040	591,632
1,356,357	Series 2010-40-EI	4.50%	I/O	05/25/2024	23,041
1,624,708	Series 2010-8-US	4.37%	# I/F I/O	02/25/2040	141,872
1,876,207	Series 2010-9-GS	4.32%	# I/F I/O	02/25/2040	211,564
3,472,819	Series 2011-114-S	5.57%	# I/F I/O	09/25/2039	564,141
3,044,313	Series 2011-146-US	6.39%	# I/F	01/25/2042	3,186,275
157,371	Series 2011-40-SA	8.92%	# I/F	09/25/2040	202,667
3,127,013	Series 2011-55-BZ	3.50%		06/25/2041	3,329,005

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
2,793,033	Series 2011-58-SA	6.12%	# I/F I/O	07/25/2041	570,126
2,446,496	Series 2011-5-PS	5.97%	# I/F I/O	11/25/2040	241,536
4,708,437	Series 2012-22-AZ	4.00%	‡	03/25/2042	5,171,390
2,350,926	Series 2012-29-SG	5.57%	# I/F I/O	04/25/2042	349,758
1,586,000	Series 2012-82-SC	6.76%	# I/F	08/25/2042	1,617,388
267,195	Series 2013-115-NS	10.85%	# I/F	11/25/2043	271,047
8,099,272	Series 2013-17-MS	4.87%	# I/F ‡	03/25/2043	7,526,900
4,134,825	Series 2013-18-BS	4.88%	# I/F ‡	03/25/2043	3,847,349
2,810,322	Series 2013-41-SC	5.35%	# I/F ‡	05/25/2043	2,603,182
4,693,272	Series 2013-51-SH	5.35%	# I/F	05/25/2033	4,789,888
12,444,525	Series 2013-55-KS	5.35%	# I/F	06/25/2043	11,688,927
3,651,443	Series 2013-61-ZN	3.00%	‡	06/25/2033	3,698,870
12,198,471	Series 2013-83-US	4.57%	# I/F ‡	08/25/2043	11,394,939
735,421	Series 374-19	6.50%	I/O	09/25/2036	167,138

	Government National Mortgage Association,
1,815,483	Series 2009-104-SD	5.91%	# I/F I/O	11/16/2039	286,509
669,731	Series 2010-98-IA	5.84%	# I/O	03/20/2039	70,803
2,871,036	Series 2011-56-BS	5.66%	# I/F I/O	11/16/2036	142,361
4,537,826	Series 2011-56-KS	5.66%	# I/F I/O	08/16/2036	290,866
2,463,501	Series 2011-69-SB	4.92%	# I/F I/O	05/20/2041	354,972
10,000,000	Series 2011-70-WS	8.84%	# I/F ‡	12/20/2040	11,676,395
3,834,965	Series 2011-71-SG	4.97%	# I/F I/O	05/20/2041	558,002
4,325,856	Series 2011-72-AS	4.95%	# I/F I/O	05/20/2041	595,841
5,012,667	Series 2011-89-SA	5.02%	# I/F I/O	06/20/2041	699,380
2,170,443	Series 2012-34-LI	6.00%	# I/F I/O	12/16/2039	499,591
8,643,822	Series 2013-119-TZ	3.00%	‡	08/20/2043	8,424,978
9,382,095	Series 2013-188-MS	5.11%	# I/F I/O	12/16/2043	1,518,704
58,981,198	Series 2013-39-HS	4.32%	# I/F I/O	03/20/2041	8,621,948
14,023,731	Series 2014-39-SK	5.77%	# I/F I/O	03/20/2044	2,464,188
16,884,818	Series 2014-59-DS	5.81%	# I/F I/O	04/16/2044	3,162,829
10,825,633	Series 2014-63-SD	5.12%	# I/F I/O	04/20/2044	2,532,242
14,183,744	Series 2014-69-ST	5.66%	# I/F I/O	12/16/2039	2,065,489

	Total US Government / Agency Mortgage Backed Obligations (Cost $180,324,026)				198,862,347

SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
SHORT TERM INVESTMENTS 0.6%
694,450	BlackRock Liquidity Funds FedFund -Institutional Shares	0.24%♦		694,450
694,450	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%♦		694,450
694,450	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%♦		694,450

	Total Short Term Investments (Cost $2,083,350)			2,083,350

	Total Investments 111.7% (Cost $364,948,751)			381,055,949
	Liabilities in Excess of Other Assets (11.7)%			(39,921,635)

	NET ASSETS 100.0%			$341,134,314

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	58.3%
Non-Agency Residential Collateralized Mortgage Obligations	42.4%
Non-Agency Commercial Mortgage Backed Obligations	6.5%
Collateralized Loan Obligations	2.9%
Asset Backed Obligations	1.0%
Short Term Investments	0.6%
Other Assets and Liabilities	(11.7)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $65,776,619 or 19.3% of net assets.

¥	Illiquid security. At March 31, 2016, the value of these securities amounted to $3,871,821 or 1.1% of net assets.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2016.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

‡	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

♦	Seven-day yield as of March 31, 2016

Reverse Repurchase Agreements
Counterparty	Rate	Trade Date	Maturity Date	Principal	Principal & Interest
Bank of America Merrill Lynch	1.08%	03/22/2016	04/22/2016	$11,884,000	$11,887,564
JP Morgan Securities LLC	1.18%	03/28/2016	04/27/2016	11,746,000	11,747,544
JP Morgan Securities LLC	0.88%	03/28/2016	04/27/2016	7,209,000	7,209,707
RBC Capital Markets LLC	1.25%	03/18/2016	04/18/2016	6,002,000	6,004,918
Bank of America Merrill Lynch	1.18%	03/22/2016	04/22/2016	2,897,000	2,897,950
Goldman Sachs	0.95%	03/28/2016	04/28/2016	1,854,000	1,854,196

				$41,592,000	$41,601,879

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2016

The weighted average daily balance of reverse repurchase agreements during the reporting period ended March 31, 2016 was $45,044,951, at a weighted average interest rate of 0.97%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2016 was $53,769,866.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse Repurchase Agreements
US Government / Agency Mortgage Backed Obligations	$—	$41,592,000	$—	$—	$41,592,000

Total Borrowings	$—	$41,592,000	$—	$—	$41,592,000

Gross amount of recognized liabilities for reverse repurchase agreements					$41,592,000

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2016

ASSETS
Investments in Securities, at Value*	$378,972,599
Short Term Investments*	2,083,350
Interest and Dividends Receivable	2,196,296
Prepaid Expenses and Other Assets	3,734
Total Assets	383,255,979

LIABILITIES
Payable for Reverse Repurchase Agreements	41,592,000
Investment Advisory Fees Payable	324,180
Administration, Fund Accounting and Custodian Fees Payable	109,052
Accrued Expenses	45,794
Professional Fees Payable	40,760
Interest Payable for Reverse Repurchase Agreements	9,879
Total Liabilities	42,121,665
Commitments and Contingencies (See Note 2)
Net Assets	$341,134,314

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$148
Additional Paid-in Capital	353,272,841
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(2,018,134)
Accumulated Net Realized Gain (Loss) on Investments	(26,227,739)
Net Unrealized Appreciation (Depreciation) on Investments	16,107,198
Net Assets	$341,134,314

*Identified Cost:
Investments in Securities	$362,865,401
Short Term Investments	2,083,350

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,826,106
Net Asset Value per Share	$23.01

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	13

Statement of Operations	(Unaudited) For the Period Ended March 31, 2016

INVESTMENT INCOME
Income:
Interest	$16,466,925
Total Investment Income	16,466,925
Expenses:
Investment Advisory Fees	1,954,603
Administration, Fund Accounting and Custodian Fees	334,934
Interest Expense for Reverse Repurchase Agreements	231,874
Trustees’ Fees	64,322
Shareholder Reporting Expenses	44,117
Professional Fees	37,445
Registration Fees	12,498
Insurance Expenses	5,130
Transfer Agent Expenses	4,296
Miscellaneous Expenses	1,578
Total Expenses	2,690,797

Net Investment Income (Loss)	13,776,128

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	(148,902)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,164,667)
Net Realized and Unrealized Gain (Loss)	(7,313,569)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,462,559

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	March 31, 2016

	Period Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

OPERATIONS
Net Investment Income (Loss)	$13,776,128	$32,643,623
Net Realized Gain (Loss) on Investments	(148,902)	3,337,451
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,164,667)	11,037,164
Net Increase (Decrease) in Net Assets Resulting from Operations	6,462,559	47,018,238

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(22,672,354)	(36,824,223)

Total Distributions to Shareholders	(22,672,354)	(36,824,223)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	666,523	801,812

Total Increase (Decrease) in Net Assets	$(15,543,272)	$10,995,827

NET ASSETS
Beginning of Period	$356,677,586	$345,681,759
End of Period	$341,134,314	$356,677,586

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(2,018,134)	$6,878,092

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	15

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2016

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,462,559
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(9,707,262)
Proceeds from Disposition of Long Term Investments	22,912,236
Net (Purchases of) Proceeds from Disposition of Short Term Investments	3,917,009
Net Amortization (Accretion) of Premiums/Discounts	(2,223,421)
Net Realized (Gain) Loss on Investments	148,902
Net Change in Unrealized Depreciation (Appreciation) of Investments	7,164,667
(Increase) Decrease in:
Interest and Dividends Receivable	155,683
Prepaid Expenses and Other Assets	891
Receivable for Investments Sold	374,663
Increase (Decrease) in:
Investment Advisory Fees Payable	(8,534)
Interest Payable for Reverse Repurchase Agreements	(27,414)
Accrued Expenses	4,071
Administration, Fund Accounting and Custodian Fees Payable	(57,007)
Professional Fees Payable	(54,212)
Net Cash Provided By (Used In) Operating Activities	29,062,831

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(22,005,831)
Purchases of Reverse Repurchase Agreements	260,096,000
Proceeds from Reverse Repurchase Agreements	(267,153,000)
Net Cash Provided By (Used In) Financing Activities	(29,062,831)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$666,523

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights	March 31, 2016

	Period Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[1]

Net Asset Value, Beginning of Period	$24.10		$23.41	$22.97	$24.87	$23.83	[2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.93		2.21	1.83	1.63	1.18
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.49)		0.97	0.61	(1.05)	1.06
Total from Investment Operations	0.44		3.18	2.44	0.58	2.24

Less Distributions:
Distributions from Net Investment Income	(1.53)		(2.49)	(2.00)	(2.48)	(1.20)
Total Distributions	(1.53)		(2.49)	(2.00)	(2.48)	(1.20)
Net Asset Value, End of Period	$23.01		$24.10	$23.41	$22.97	$24.87
Market Price, End of Period	$26.60		$24.88	$23.60	$22.88	$27.07
Total Return on Net Asset Value[4]	1.97%	[4]	14.33%	11.12%	2.24%	9.48%	[7]
Total Return on Market Price[5]	13.84%	[5]	17.08%	12.46%	(6.60)%	13.43%[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$341,134		$356,678	$345,682	$338,659	$366,104
Ratios to Average Net Assets:
Expenses, including interest expense	1.55%	[6]	1.65%	1.67%	1.40%	1.30%	[6]
Expenses, excluding interest expense	1.42%	[6]	1.49%	1.49%	1.36%	1.30%	[6]
Net Investment Income (Loss)	7.94%	[6]	9.27%	7.90%	6.70%	7.13%	[6]
Portfolio Turnover Rate	3%	[7]	4%	22%	17%	11%	[7]

[1]	The Fund commenced operations on January 27, 2012.
[2]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total Return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total Return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	17

Notes to Financial Statements	(Unaudited) March 31, 2016

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

During the Fund’s 2015 fiscal year, the Fund became classified as a diversified management investment company. Diversified status means that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2016, the Fund did not hold any investments in private investment funds.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at March 31, 2016.

18	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2016

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20161:

Category
Investments in Securities
Level 1
Money Market Funds	$2,083,350
Total Level 1	2,083,350
Level 2
Asset Backed Obligations	1,895,794
US Government / Agency Mortgage Backed Obligations	198,862,347
Collateralized Loan Obligations	9,979,687
Non-Agency Residential Collateralized Mortgage Obligations	134,375,174
Non-Agency Commercial Mortgage Backed Obligations	14,843,493
Total Level 2	359,956,495
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	10,254,404
Non-Agency Commercial Mortgage Backed Obligations	7,309,440
Asset Backed Obligations	1,452,260
Total Level 3	19,016,104
Total	$381,055,949

Certain of the Fund’s assets/liabilities are held at face value, which approximates fair value for financial statement purposes. The following is a summary of such assets/liabilities as of March 31, 2016.

Other Financial Instruments
Level 1	$—
Level 2
Reverse Repurchase Agreements	41,592,000
Total Level 2	41,592,000
Level 3	—
Total	$41,592,000

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2016.

Semi-Annual Report	March 31, 2016	19

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/2015	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[3]	Transfers Out of Level 3[3]	Balance as of 3/31/2016	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2016[4]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$20,648,233	$67,568	$84,338	$181,176	$—	$(408,875)	$—	$(10,318,036)	$10,254,404	$109,952
Non-Agency Commercial Mortgage Backed Obligations	4,313,746	—	944,106	47,790	(1,195,256)	—	3,199,054	—	7,309,440	944,106
Asset Backed Obligations	1,980,126	—	(559,384)	31,518	—	—	—	—	1,452,260	(559,383)

Total	$26,942,105	$67,568	$469,060	$260,484	$(1,195,256)	$(408,875)	$3,199,054	$(10,318,036)	$19,016,104	$494,675

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs from the prior fiscal year end.

[4]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2016 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2016*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$10,254,404	Market Comparables	Market Quotes	$60.35 -$98.66	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	7,309,440	Market Comparables	Yields	9.10% - 18.38%	Increase in yields would result in the decrease in the fair value of the security
Asset Backed Obligations	1,452,260	Market Comparables	Market Quotes	$35.02	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss),

20	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2016

and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 6,205 shares of the Fund as of March 31, 2016. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2016, purchases and sales of investments, excluding short term investments, were $9,707,262 and $22,912,236, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2016	Year Ended September 30, 2015
Distributions Paid From:
Ordinary Income	$22,672,354	$36,824,223
Total Distributions Paid	$22,672,354	$36,824,223

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss) are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2015.

The cost basis of investments for federal income tax purposes as of March 31, 2016 was as follows:

Tax Cost of Investments	$365,226,707
Gross Tax Unrealized Appreciation	31,807,006
Gross Tax Unrealized Depreciation	(15,829,242)
Net Tax Unrealized Appreciation (Depreciation)	$15,977,764

Semi-Annual Report	March 31, 2016	21

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2016

As of September 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$22,993,909
Undistributed Ordinary Income	6,784,255
Total Distributable Earnings	6,784,255
Other Accumulated Gains (Losses)	(25,707,044)
Total Accumulated Earnings (Losses)	$4,071,120

As of September 30, 2015, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$20,859,921	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2015, the Fund deferred, on a tax basis, qualified late year losses of $4,846,060.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended September 30, 2015, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$5,709,402	$(5,709,402)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Reinvested Dividends	27,531	$666,523	33,524	$801,812
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	27,531	$666,523	33,524	$801,812

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $64,350 from the Fund during the period ended March 31, 2016. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees in the Fund’s Statement of Operations are shown as $64,322, which includes $64,350 in current fees (either paid in cash or deferred) and a decrease of $28 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting

22	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2016

securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	collateralized debt obligations risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	convertible securities risk: The risk of investing in convertible bonds and securities includes the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce the Fund’s distributable income and the value of the Fund’s shares.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will change in value because of increases in market interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers.

Semi-Annual Report	March 31, 2016	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2016

Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

9.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2016, the Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$41,592,000	$—	$41,592,000	$41,592,000	$—	$—

10.  Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

24	DoubleLine Opportunistic Credit Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2016

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Equities Growth Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 25, 2016 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Equity Funds (“DEF”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT, DEF, and DBL, are the “Trusts”), including in respect of each of DFT’s and DEF’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser”) and DFT, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), the DoubleLine Multi-Asset Growth Fund (“MAG”), the DoubleLine Cayman Multi Asset Growth Fund I Ltd., the DoubleLine Low Duration Fund, the DoubleLine Floating Rate Fund, the DoubleLine Shiller Enhanced CAPE® (“CAPE”), the DoubleLine Flexible Income Fund, the DoubleLine Low Duration Emerging Markets Fixed Income Fund, and the DoubleLine Long Duration Total Return Bond Fund (the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreement (the “DEF Advisory Agreement”) between DoubleLine Equity LP (“DoubleLine Equity” or an “Adviser”) and DEF, in respect of the DoubleLine Equities Growth Fund, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement (together with the DFT Advisory Agreements, the DEF Advisory Agreement, and the DBL Advisory Agreement, the “Advisory Agreements”) between DoubleLine Capital and DSL for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 25, 2016 meeting and at prior meetings. The Trustees noted that they had recently approved the renewal, through March 25, 2016, of a number of the Funds’ advisory arrangements at the Board’s November 2015 meeting and had considered information similar to that presented at its February 25, 2016 meeting. The Trustees noted that they would consider the proposed renewal of each Fund’s advisory arrangements and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and counsel to the Independent Trustees, respectively.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund other than the DoubleLine Equities Growth Fund, the Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances. The Trustees also considered certain challenges associated with managing DoubleLine Equities Growth Fund and the investment processes that are used by DoubleLine Equity in managing that Fund.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2015 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2015 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Trustees noted in particular that each DFT 15(c) Fund other than EMFI was in the top performance quartile of its respective peer group over the one-year period ending December 31, 2015, and that each DFT 15(c) Fund was in the first or second performance quartile of its respective peers for the three- and five-year periods ended December 31, 2015 (if applicable) (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively). In considering MAG’s relative performance, including its recent favorable short-term performance, the Trustees considered DoubleLine’s current and past representations

Semi-Annual Report	March 31, 2016	25

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2016

regarding the limited comparability of some of the peers in MAG’s peer group. The Trustees noted that, although EMFI’s performance was in the first and second performance quartiles for the three- and five-year periods, respectively, the Fund’s performance record was in the third performance quartile for the one-year period. The Trustees noted the reasons provided by management for the relative underperformance, including the Fund’s overweight to Latin America, the Fund’s exposure to commodity-related issuers and the Fund’s relative under exposure to certain emerging markets deemed by DoubleLine to be of higher relative risk, including Ukraine, Russia, Venezuela and Argentina, all of which appeared to be decisions that were consistent with DoubleLine’s investment approach generally.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE, had a net total expense ratio in the first or second quartile of its peer group. They noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. The Trustees also noted that each DFT 15(c) Fund, other than EMFI, had a net management fee ratio in the first or second quartile of its respective peer group. They noted that, notwithstanding EMFI’s net management fee ratio falling in the third quartile of that Fund’s peer group, the Fund’s net total expense ratio was below the median of its peer group. The Trustees also evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees also noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the relative underperformance of the DoubleLine Equities Growth Fund, noting that it was in the fourth performance quartile for the one-year period ended December 31, 2015. The Trustees noted that the net management fee paid by the DoubleLine Equities Growth Fund was in the first quartile of its peer group but that its net total expenses were in the third quartile. The Trustees noted that the Adviser continues to bear a substantial amount of fee waivers associated with the DoubleLine Equities Growth Fund notwithstanding the Fund’s above-median net total expenses. The Trustees noted, however, that they had approved the liquidation of DoubleLine Equities Growth Fund and therefore were only being asked to approve that Fund’s advisory arrangements to the extent necessary to permit DoubleLine to effect the Fund’s orderly liquidation and distribution of assets to Fund shareholders, which was expected to occur on or about March 28, 2016.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., generally not including those assets attributable to leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2015 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the six-month, one-year, and three-year periods shown and that DBL was the top performing fund in that category for the six-month and one-year periods ended December 31, 2015, though performance had been less favorable over the very near term. The Trustees noted that DBL’s management fee rate and net total expense (excluding IRE) ratio were lower than the medians of DBL’s peer group on a net asset basis but were above median on a managed assets basis. In this regard and in evaluating the information presented, the Trustees noted that they had recently received reports from DoubleLine supporting the conclusion that DBL’s performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group, and acknowledged comments from DoubleLine regarding how that made DBL’s portfolio different from a number of its peers and also increased the complexity of managing DBL as compared to a bond fund without such investments.

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the third quartile of its peer funds over the one-year period ended December 31, 2015 and had underperformed its benchmark index during the period. The Trustees considered information and discussions from management relating to the contributors to DSL’s relative underperformance, including its larger relative investments in emerging market high yield corporate debt instruments. The Trustees noted that DSL’s advisory fee was among the highest in its peer group and that DSL’s net operating expense ratio (excluding IREs) was slightly above the median of its peer group. In evaluating DSL’s and DBL’s management fees, the Trustees considered DoubleLine’s statement that the Adviser had attempted to set its fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2015. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

26	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2016

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Advisers’ profitability was shown both before and after certain distribution and shareholder servicing payments made by the Advisers and they considered those profitability margins. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to weigh that against other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine receives in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine’s funds, and they noted that soft dollar arrangements are only in place with respect to a small number of Funds (currently MAG and the DoubleLine Equities Growth Fund) and noted their limited use. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds, including MAG and CAPE. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG made certain investments through a subsidiary organized as a Cayman Islands exempted company (the “Subsidiary”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiary generally in the same manner as they had considered the advisory arrangements for MAG.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s

Semi-Annual Report	March 31, 2016	27

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2016

other clients (where applicable) in light of the nature of the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of a Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

*  *  *  *  *

As noted above, at their November 2015 meeting, the Boards of Trustees of DoubleLine Funds Trust, DoubleLine Income Solutions Fund, and DoubleLine Equity Funds approved the renewal through March 25, 2016 of the Advisory Agreements of DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Equities Growth Fund, and DoubleLine Income Solutions Fund (collectively, the “November-Reviewed Funds”). The Trustees noted that they had received, reviewed and considered a universe of information at the November 2015 meeting with respect to the November-Reviewed Funds that was similar to what they received, reviewed and considered at their February 2016 meeting with respect to those same Funds, though certain differences existed and that, in certain cases, the information was presented for different time periods.

In addition to the considerations summarized above, in respect of the DoubleLine Equities Growth Fund, the Trustees also noted that the Fund’s performance was in the fourth performance quartile relative to its peer group over the periods ending September 30, 2015 shown. In this regard, the Trustees considered DoubleLine’s explanation that DoubleLine Equity believed that certain differences between the Fund’s investment strategies and the characteristics of some of the other funds in its peer group contributed to the relative underperformance shown. The Trustees also noted that they had been presented information regarding certain of the issues that had caused the Equities Growth Fund to underperform on a relative basis during the periods shown, as well as certain enhancements DoubleLine Equity had begun to implement to improve the Fund’s performance in the future.

In addition to the considerations summarized above, in respect of DoubleLine Income Solutions Fund (“DSL”), the Trustees considered information regarding the discount to net asset value at which DSL’s shares traded over recent periods. They noted DoubleLine Capital’s representation that it continues to believe DSL represents an attractive investment opportunity and that DSL’s discount was generally consistent with other closed-end funds generally and does not, in DoubleLine Capital’s view, reflect issues unique to DSL. They considered DoubleLine Capital’s view that DSL’s investment strategy is not suited for an open-ended structure and that DoubleLine Capital did not believe that changing DSL’s investment portfolio to seek to increase DSL’s yield was appropriate under current market conditions. The Trustees also considered other measures that DoubleLine Capital could propose in respect of DSL’s discount, such as a share buyback program, and noted DoubleLine Capital’s view that none of those measures were likely to reduce the discount over the longer term. The Trustees also noted DoubleLine Capital’s representations that DSL continues to earn sufficient income on its investments to support its current distribution rate.

Notwithstanding certain differences in the information reviewed and considered, the conclusions the Boards drew in determining to approve the renewal of the November-Reviewed Funds’ Advisory Agreements were based on conclusions similar to those made at the February 2016 meeting with respect to the November-Reviewed Funds and that are summarized above.

28	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) March 31, 2016

For the fiscal year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2015 was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Fund was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2016	29

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2016

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with those of one or more other DoubleLine funds and/or other clients of the Adviser. Certain of these investments may involve investor participants incurring diligence-related or structuring costs and expenses. Those costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

30	DoubleLine Opportunistic Credit Fund

Information About Proxy Voting	(Unaudited) March 31, 2016

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 26, 2016 for shareholders of record as of the close of business on December 18, 2015 to re-elect Joseph J. Ciprari, a Class I trustee nominee, for the Fund. The nominee was elected with 12,264,706, affirmative votes and 420,713 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are John C. Salter, Raymond B.Woolson and Ronald R. Redell.

Semi-Annual Report	March 31, 2016	31

Dividend Reinvestment Plan	(Unaudited) March 31, 2016

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

32	DoubleLine Opportunistic Credit Fund

Privacy Notice	(Unaudited) March 31, 2016

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	March 31, 2016	33

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DBL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Opportunistic Credit Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2016

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	5/25/2016

*	Print the name and title of each signing officer under his or her signature.